UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00043

Deutsche DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

September 30, 2021
Annual Report
to Shareholders
DWS CROCI® U.S. Fund

Contents
3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
14	Investment Portfolio
20	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Financial Highlights
31	Notes to Financial Statements
43	Report of Independent Registered Public Accounting Firm
45	Information About Your Fund’s Expenses
47	Tax Information
48	Advisory Agreement Board Considerations and Fee Evaluation
53	Board Members and Officers
58	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. The Fund will be managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the Fund. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2	|	DWS CROCI® U.S. Fund

Letter to Shareholders
Dear Shareholder:
The economic outlook remains moderately positive overall, buoyed by good corporate earnings and continued support from central banks. While the U.S. and Asia are acting as growth engines, there is still some uncertainty whether the current momentum is sustainable.
Inflation came back into focus sooner than expected as a result of the combination of the growth upswing, stimulus packages, expansive central banks, and sharply rising oil prices. These circumstances may, to a great extent, prove to be a temporary phenomenon driven by one-time, pandemic-related effects. For example, the massive underutilization of productive capacity and labor in 2020 depressed prices last year. Normalization of commodity prices alone is providing a significant base effect. We expect to see inflation begin to decline next year, as economic activity returns to a more typical level.
We do not believe central banks will raise interest rates this year. However, our CIO office expects the Fed to phase out asset purchases in 2022, with initial rate hikes to follow.
The scope and pace of recovery is likely to remain uneven among regions, asset classes and investment sectors. We believe that this underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds.
Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,
Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
DWS CROCI® U.S. Fund	|	3

Portfolio Management Review	(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.
Investment Strategy and Process
Portfolio management selects stocks of companies that it believes offer economic value, utilizing the CROCI® strategy as the primary factor, among other factors. The CROCI® strategy is an investment process based on a proprietary valuation technique that attempts to understand the value of a company by converting financial statement data into a set of economic inputs that are used to calculate a valuation metric called the CROCI® Economic Price Earnings Ratio which is comparable across markets, sectors and stocks. The CROCI® Economic Price Earnings Ratio seeks to measure the “real”  economic value rather than the “accounting”  value of a company’s invested capital, and the economic returns thereof. Portfolio management believes that, over time, companies with more favorable financial metrics, including CROCI® Economic Price Earnings Ratios, will outperform other companies.
In selecting stocks, portfolio management measures economic value using the CROCI® Economic Price Earnings Ratio and may adjust this by factors such as stock price volatility, as determined by the CROCI® Investment Strategy and Valuation Group. The CROCI® Investment Strategy and Valuation Group may provide other CROCI® valuation metrics which portfolio management may use in addition to the CROCI® Economic Price Earnings Ratio. All CROCI® financial metrics may be adjusted from time to time. Portfolio management may also use factors other than the CROCI® strategy in selecting investments. The Fund’s portfolio is reviewed periodically and adjusted in accordance with the CROCI® strategy’s rules. Portfolio management actively manages portfolio changes in an attempt to reduce market impact and transaction costs and to manage the portfolio with tax efficiency in mind.
DWS CROCI® U.S. Fund returned 25.24% in the 12-month period ended September 30, 2021, trailing the 35.01% gain for the Russell 1000® Value Index.
The U.S. equity market produced a robust gain in the annual period, with several developments playing a role in the rally. The most important
4	|	DWS CROCI® U.S. Fund

factors were the distribution of vaccines for COVID-19, together with the gradual reopening of the world economy. These events led to a surge in economic growth and a sizable increase in corporate earnings over the depressed levels of early to mid 2020. U.S. Federal Reserve (Fed) policy was also quite favorable for financial assets, with near-zero interest rates and continued quantitative easing. The U.S. fiscal picture was a further source of support for the markets, highlighted by several stimulus packages that included direct checks to citizens. Not least, the low level of bond yields encouraged investors to seek the higher return potential in stocks. In combination, these developments helped investors look beyond risk factors such as rising inflation, worries about China’s economy, and the emergence of the delta variant of COVID-19.
“Our approach tends to favor defensive companies and tilt away from those that are higher-beta and/or more economically sensitive.”
Value stocks outpaced the broader market. The bulk of the advantage occurred in the five months following the release of the first coronavirus vaccine in early November 2020. This news led to an immediate improvement in the outlook for economic growth, fueling gains for the many economically-sensitive stocks represented in the Russell 1000 Value Index. Cyclical sectors such as energy and industrials performed particularly well, as did financials. As a result, value stocks comfortably outpaced growth (as gauged by the 27.32% return of the Russell 1000 Growth® Index). We are encouraged by the revival in the value style, and we see latitude for the trend to continue due to the combination of rising interest rates and the potential for additional mean reversion following several years of underperformance for value.
Fund Performance
Our approach tends to favor defensive companies and tilt away from those that are higher-beta and/or more economically sensitive. This hurt relative performance given the strong gain for the market as a whole, together with elevated speculation driven by investors’ robust appetite for risk. These conditions led to reduced demand for the types of stocks in which the Fund invests. Still, we believe our approach is consistent with our long-term goal of investing in a lower-beta, attractively valued
DWS CROCI® U.S. Fund	|	5

U.S. equities. We believe the merits of this strategy may become more evident if broader-market returns revert to more typical levels.
Sector allocations accounted for nearly all of the shortfall in relative performance over the past 12 months. The Fund’s sector positions are the result of our unique, value-driven investment process, which caused the portfolio to have a meaningfully different positioning compared to the index for much of the period. An overweight in the defensive consumer staples sector, which lagged due to investors’ preference for more speculative, growth-oriented companies, was the largest source of underperformance. In addition, we lost some ground through a large underweight in the outperforming financials sector, as well as an overweight in health care and an underweight in energy. On the positive side, the Fund benefited from its underweight in utilities.
Stock selection was a net positive for performance. We delivered the best results in communications services, with the largest contributions coming from an overweight position in Discovery, Inc.* The stock rebounded from its pandemic-driven sell-off of 2020 behind a robust recovery in advertising revenues. Consumer discretionary was also an area of strength for the Fund, led AutoZone, Inc., eBay, Inc., and Garmin Ltd.* The health care stock Alexion Pharmaceuticals, Inc.* was the top overall contributor in the 12-month period. The stock was acquired at a premium by AstraZeneca in a deal that closed in July 2021. A position in Molson Coors Beverage Co.,* which benefited from expectations that the reopening of restaurants and sports venues would drive stronger sales growth, was also a key contributor.
On the other hand, stock selection in industrials detracted. Lockheed Martin Corp.,* which declined early in the period due to concerns about its growth prospects, had the largest adverse effect. The trucking company C.H. Robinson Worldwide, Inc.* was another a key detractor in industrials. We sold both stocks from the portfolio. Selection in health care further hurt performance, largely due to a position in the biotechnology stock Amgen, Inc.
Outlook and Positioning
We responded to the Fund’s underperformance by adjusting our approach. While in the past we sought to maintain approximately equal weightings in all of the portfolio’s holdings, we have introduced a new portfolio
6	|	DWS CROCI® U.S. Fund

optimization process. The goal of this shift was to preserve the potential benefit from stock selection, while using more disciplined risk controls to reduce the performance divergences in relation to the benchmark. One result of this process is that the portfolio’s sector weightings have moved close to those of the index.
While the key pillars of market performance — economic growth, corporate earnings, and global central bank policy — remain positive, the outlook for all three areas has become more murky in recent months. Together with the emergence of new risk factors and valuations that are above the historical average, broad-based market strength may no longer act as the proverbial rising tide that lifts all boats. Instead, we believe investors will start to place a greater emphasis on the fundamentals and valuations of individual companies — a trend we think could work in favor of the types of stocks we hold in the Fund.
*	Not held at September 30, 2021.
Portfolio Management Team
Di Kumble, CFA, Senior Portfolio Manager Equity
Portfolio Manager of the Fund. Began managing the Fund in 2015.
—	Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.
—	Senior Portfolio Manager, Head of Tax Managed Equities: New York.
—	BS, Beijing University; PhD in Chemistry, Princeton University.
John Moody, Portfolio Manager Equity
Portfolio Manager of the Fund. Began managing the Fund in 2016.
—	Joined DWS in 1998. Prior to his current role, served as a Business Manager for Active Equity. Previously, he was a Portfolio Analyst for EAFE, Global and Technology Funds and an Investment Accountant for International Funds. He began his career as a Client Service Associate for the International Institutional Equity Group.
—	Portfolio Analyst/Portfolio Manager: New York.
—	BS in Business Management, Fairfield University.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The Russell 1000 Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies that are included in the Russell 1000® Index. Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values. Russell 1000 Index is an unmanaged price-only
DWS CROCI® U.S. Fund	|	7

index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
Index and category returns assume reinvestment of all distributions. Index returns do not reflect fees or expenses and it is not possible to invest directly in an index.
Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.
Contribution and detraction incorporate both a stock’s total return and its weighting in the Fund.
Beta measures a security’s sensitivity to the movements of the fund’s benchmark or the market as a whole.
8	|	DWS CROCI® U.S. Fund

Performance Summary	September 30, 2021 (Unaudited)
Class A	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 9/30/21
Unadjusted for Sales Charge	25.24%	7.69%	5.26%
Adjusted for the Maximum Sales Charge (max 5.75% load)	18.04%	6.42%	4.31%
Russell 1000® Value Index†	35.01%	10.94%	9.16%
Class T	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 9/30/21
Unadjusted for Sales Charge	25.23%	7.70%	5.25%
Adjusted for the Maximum Sales Charge (max 2.50% load)	22.10%	7.16%	4.84%
Russell 1000® Value Index†	35.01%	10.94%	10.11%
Class C	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 9/30/21
Unadjusted for Sales Charge	24.18%	6.85%	4.44%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	24.18%	6.85%	4.44%
Russell 1000® Value Index†	35.01%	10.94%	9.16%
Class R	1-Year	Life of Fund*
Average Annual Total Returns as of 9/30/21
No Sales Charges	24.92%	4.89%
Russell 1000® Value Index†	35.01%	9.79%
Class R6	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 9/30/21
No Sales Charges	25.68%	8.08%	5.62%
Russell 1000® Value Index†	35.01%	10.94%	9.16%
Class S	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 9/30/21
No Sales Charges	25.63%	8.05%	5.56%
Russell 1000® Value Index†	35.01%	10.94%	9.16%
DWS CROCI® U.S. Fund	|	9

Institutional Class	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 9/30/21
No Sales Charges	25.65%	8.00%	5.56%
Russell 1000® Value Index†	35.01%	10.94%	9.16%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2021 are 1.01%, 0.92%, 1.81%, 1.33%, 0.65%, 0.67% and 0.71% for Class A, Class T, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of DWS CROCI® U.S. Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.
Returns shown for Class R shares for the period prior to its inception on December 9, 2016 are derived from the historical performance of Institutional Class shares of DWS CROCI® U.S. Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class R. Any difference in expenses will affect performance.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
10	|	DWS CROCI® U.S. Fund

Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended September 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	The Fund commenced operations on April 13, 2015. Class T shares commenced operations on June 5, 2017. Class R shares commenced operations on December 9, 2016.
†	Russell 1000® Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies that are included in the Russell 1000 Index. Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
9/30/21	$12.02	$12.02	$11.84	$12.00	$12.04	$12.04	$12.03
9/30/20	$ 9.80	$ 9.81	$ 9.66	$ 9.78	$ 9.82	$ 9.82	$ 9.81
Distribution Information as of 9/30/21
Income Dividends, Twelve Months	$ .22	$ .23	$ .14	$ .19	$ .26	$ .26	$ .26
DWS CROCI® U.S. Fund	|	11

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/21	9/30/20
Common Stocks	100%	99%
Cash Equivalents	0%	1%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	9/30/21	9/30/20
Information Technology	32%	18%
Health Care	21%	27%
Financials	11%	12%
Consumer Discretionary	10%	5%
Consumer Staples	10%	20%
Industrials	7%	5%
Communication Services	7%	13%
Materials	1%	—
Energy	1%	—
	100%	100%

12	|	DWS CROCI® U.S. Fund

Ten Largest Equity Holdings at September 30, 2021 (34.2% of Net Assets)
1 Facebook, Inc.	5.0%
Operator of social networking Web site
2 SS&C Technologies Holdings, Inc.	4.8%
Developer of financial software solutions
3 Johnson & Johnson	4.5%
Provider of health care products
4 Oracle Corp.	3.3%
Provider of database management software
5 Broadcom, Inc.	3.2%
Designer and developer of digital analog semiconductors
6 Expeditors International of Washington, Inc.	3.0%
Provider of international logistics services
7 Cisco Systems, Inc.	2.8%
Developer of computer network products
8 Philip Morris International, Inc.	2.6%
Seller and distributor of tobacco products
9 Pfizer, Inc.	2.6%
Manufacturer of prescription pharmaceuticals and nonprescription self-medications
10 Dollar General Corp.	2.4%
Operator of chain discount retail stores
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 58 for contact information.
DWS CROCI® U.S. Fund	|	13

Investment Portfolio	as of September 30, 2021
	Shares	Value ($)
Common Stocks 99.8%
Communication Services 6.7%
Interactive Media & Services 5.0%
Facebook, Inc. “A” *	102,426	34,762,360
Media 1.7%
Fox Corp. “A” (a)	248,284	9,958,671
ViacomCBS, Inc. “B”	44,590	1,761,751
		11,720,422
Consumer Discretionary 10.6%
Distributors 0.3%
Genuine Parts Co.	17,813	2,159,470
Hotels, Restaurants & Leisure 0.6%
Boyd Gaming Corp.*	64,365	4,071,730
Household Durables 1.3%
D.R. Horton, Inc.	108,002	9,068,928
Internet & Direct Marketing Retail 1.3%
eBay, Inc.	132,667	9,242,910
Multiline Retail 2.5%
Dollar General Corp.	80,738	17,127,759
Specialty Retail 4.4%
Advance Auto Parts, Inc.	8,864	1,851,601
AutoNation, Inc.*	21,498	2,617,596
AutoZone, Inc.*	8,314	14,117,089
Bath & Body Works, Inc.	31,107	1,960,674
Lowe’s Companies, Inc.	49,436	10,028,587
		30,575,547
Textiles, Apparel & Luxury Goods 0.2%
Tapestry, Inc.	43,425	1,607,594
Consumer Staples 9.6%
Beverages 0.9%
Constellation Brands, Inc. “A”	30,826	6,494,730
Food & Staples Retailing 2.0%
Kroger Co.	344,119	13,912,731
The accompanying notes are an integral part of the financial statements.
14	|	DWS CROCI® U.S. Fund

	Shares	Value ($)
Food Products 2.8%
J M Smucker Co. (a)	107,983	12,961,199
Tyson Foods, Inc. “A”	81,364	6,422,874
		19,384,073
Tobacco 3.9%
Altria Group, Inc.	198,492	9,035,356
Philip Morris International, Inc.	192,767	18,272,384
		27,307,740
Energy 1.1%
Oil, Gas & Consumable Fuels
ONEOK, Inc.	36,128	2,095,063
Pioneer Natural Resources Co. (a)	21,390	3,561,649
Williams Companies, Inc.	76,006	1,971,595
		7,628,307
Financials 11.0%
Banks 5.8%
Bank of America Corp.	203,088	8,621,086
JPMorgan Chase & Co.	79,971	13,090,453
SVB Financial Group*	10,605	6,860,162
U.S. Bancorp. (a)	204,506	12,155,837
		40,727,538
Capital Markets 3.9%
Bank of New York Mellon Corp.	265,001	13,737,652
Northern Trust Corp.	33,328	3,593,092
State Street Corp.	119,677	10,139,035
		27,469,779
Consumer Finance 1.3%
Capital One Financial Corp.	36,115	5,849,546
Discover Financial Services	24,714	3,036,115
		8,885,661
Health Care 20.7%
Biotechnology 5.0%
AbbVie, Inc.	155,949	16,822,219
Amgen, Inc.	65,596	13,948,989
Biogen, Inc.*	13,457	3,808,197
		34,579,405
Health Care Providers & Services 6.3%
Cardinal Health, Inc.	157,580	7,793,907
The accompanying notes are an integral part of the financial statements.
DWS CROCI® U.S. Fund	|	15

	Shares	Value ($)
HCA Healthcare, Inc.	30,439	7,388,154
Laboratory Corp. of America Holdings*	42,693	12,015,518
McKesson Corp.	28,575	5,697,284
Quest Diagnostics, Inc.	66,782	9,704,092
Tenet Healthcare Corp.* (a)	26,125	1,735,745
		44,334,700
Pharmaceuticals 9.4%
Bristol-Myers Squibb Co.	270,815	16,024,124
Johnson & Johnson	193,893	31,313,719
Pfizer, Inc.	417,739	17,966,954
		65,304,797
Industrials 7.1%
Aerospace & Defense 0.9%
Northrop Grumman Corp.	16,591	5,975,249
Air Freight & Logistics 3.0%
Expeditors International of Washington, Inc.	176,838	21,066,711
Industrial Conglomerates 1.6%
3M Co.	64,851	11,376,162
Machinery 0.8%
Stanley Black & Decker, Inc.	30,871	5,411,995
Professional Services 0.8%
Leidos Holdings, Inc.	41,014	3,942,676
ManpowerGroup, Inc.	16,877	1,827,441
		5,770,117
Information Technology 31.7%
Communications Equipment 2.8%
Cisco Systems, Inc.	357,370	19,451,649
Electronic Equipment, Instruments & Components 1.0%
Flex Ltd.*	102,279	1,808,293
Jabil, Inc.	93,927	5,482,519
		7,290,812
IT Services 6.6%
Amdocs Ltd. (a)	211,743	16,031,063
Cognizant Technology Solutions Corp. “A”	179,539	13,323,589
International Business Machines Corp.	118,868	16,514,331
		45,868,983
Semiconductors & Semiconductor Equipment 12.7%
Applied Materials, Inc.	82,806	10,659,616
The accompanying notes are an integral part of the financial statements.
16	|	DWS CROCI® U.S. Fund

	Shares	Value ($)
Broadcom, Inc.	45,573	22,099,715
Intel Corp.	215,850	11,500,488
KLA Corp.	15,999	5,351,825
Lam Research Corp.	9,570	5,446,766
Micron Technology, Inc.	92,458	6,562,669
Qorvo, Inc.*	38,625	6,457,714
QUALCOMM, Inc.	64,044	8,260,395
Skyworks Solutions, Inc.	49,155	8,099,761
Teradyne, Inc.	37,594	4,104,137
		88,543,086
Software 8.1%
Oracle Corp.	267,128	23,274,862
SS&C Technologies Holdings, Inc.	480,612	33,354,473
		56,629,335
Technology Hardware, Storage & Peripherals 0.5%
Hewlett Packard Enterprise Co.	124,147	1,769,095
HP, Inc.	77,569	2,122,288
		3,891,383
Materials 1.3%
Chemicals 0.3%
Olin Corp.	39,928	1,926,526
Containers & Packaging 0.7%
Amcor PLC	256,857	2,976,973
Westrock Co.	36,621	1,824,824
		4,801,797
Metals & Mining 0.3%
Nucor Corp. (a)	26,548	2,614,713
Total Common Stocks (Cost $653,048,308)		696,984,699
Securities Lending Collateral 1.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (b) (c) (Cost $11,815,247)	11,815,247	11,815,247
Cash Equivalents 0.2%
DWS Central Cash Management Government Fund, 0.03% (b) (Cost $1,533,116)	1,533,116	1,533,116

The accompanying notes are an integral part of the financial statements.
DWS CROCI® U.S. Fund	|	17

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $666,396,671)	101.7	710,333,062
Other Assets and Liabilities, Net	(1.7)	(11,547,565)
Net Assets	100.0	698,785,497
A summary of the Fund’s transactions with affiliated investments during the year ended September 30, 2021 are as follows:
Value ($) at 9/30/2020	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 9/30/2021	Value ($) at 9/30/2021
Securities Lending Collateral 1.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (b) (c)
15,255,840	—	3,440,593 (d)	—	—	18,833	—	11,815,247	11,815,247
Cash Equivalents 0.2%
DWS Central Cash Management Government Fund, 0.03% (b)
3,880,618	75,081,802	77,429,304	—	—	1,678	—	1,533,116	1,533,116
19,136,458	75,081,802	80,869,897	—	—	20,511	—	13,348,363	13,348,363
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at September 30, 2021 amounted to $11,499,391, which is 1.7% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended September 30, 2021.
The accompanying notes are an integral part of the financial statements.
18	|	DWS CROCI® U.S. Fund

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$696,984,699	$—	$—	$696,984,699
Short-Term Investments (a)	13,348,363	—	—	13,348,363
Total	$710,333,062	$ —	$ —	$710,333,062
(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.
DWS CROCI® U.S. Fund	|	19

Statement of Assets and Liabilities
as of September 30, 2021

Assets
Investments in non-affiliated securities, at value (cost $653,048,308) — including $11,499,391 of securities loaned	$ 696,984,699
Investment in DWS Government & Agency Securities Portfolio (cost $11,815,247)*	11,815,247
Investment in DWS Central Cash Management Government Fund (cost $1,533,116)	1,533,116
Cash	10,000
Receivable for Fund shares sold	7,124
Dividends receivable	1,015,433
Interest receivable	662
Other assets	27,294
Total assets	711,393,575
Liabilities
Payable upon return of securities loaned	11,815,247
Payable for Fund shares redeemed	183,852
Accrued management fee	252,409
Accrued Trustees' fees	8,749
Other accrued expenses and payables	347,821
Total liabilities	12,608,078
Net assets, at value	$ 698,785,497
Net Assets Consist of
Distributable earnings (loss)	51,343,126
Paid-in capital	647,442,371
Net assets, at value	$ 698,785,497
*	Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.
20	|	DWS CROCI® U.S. Fund

Statement of Assets and Liabilities as of September 30, 2021 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($103,234,240 ÷ 8,590,446 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.02
Maximum offering price per share (100 ÷ 94.25 of $12.02)	$ 12.75
Class T
Net Asset Value and redemption price per share ($12,917 ÷ 1,074 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)**	$ 12.02
Maximum offering price per share (100 ÷ 97.50 of $12.02)	$ 12.33
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($1,501,485 ÷ 126,764 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.84
Class R
Net Asset Value, offering and redemption price per share ($1,364,481 ÷ 113,728 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.00
Class R6
Net Asset Value, offering and redemption price per share ($247,865 ÷ 20,583 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.04
Class S
Net Asset Value, offering and redemption price per share ($585,743,450 ÷ 48,657,367 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.04
Institutional Class
Net Asset Value, offering and redemption price per share ($6,681,059 ÷ 555,326 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.03
**	Net asset value and redemption price per share may not recalculate due to rounding of net assets and/or shares outstanding.
The accompanying notes are an integral part of the financial statements.
DWS CROCI® U.S. Fund	|	21

Statement of Operations
for the year ended September 30, 2021

Investment Income
Income:
Dividends	$ 17,809,412
Income distributions — DWS Central Cash Management Government Fund	1,678
Securities lending income, net of borrower rebates	18,833
Total income	17,829,923
Expenses:
Management fee	2,946,462
Administration fee	672,487
Services to shareholders	809,249
Distribution and service fees	280,211
Custodian fee	7,439
Professional fees	88,504
Reports to shareholders	47,366
Registration fees	83,942
Trustees' fees and expenses	27,501
Other	35,708
Total expenses before expense reductions	4,998,869
Expense reductions	(345)
Total expenses after expense reductions	4,998,524
Net investment income	12,831,399
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	82,997,431
Change in net unrealized appreciation (depreciation) on investments	57,437,122
Net gain (loss)	140,434,553
Net increase (decrease) in net assets resulting from operations	$ 153,265,952
The accompanying notes are an integral part of the financial statements.
22	|	DWS CROCI® U.S. Fund

Statements of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 12,831,399	$ 16,069,505
Net realized gain (loss)	82,997,431	(84,462,942)
Change in net unrealized appreciation (depreciation)	57,437,122	(14,982,009)
Net increase (decrease) in net assets resulting from operations	153,265,952	(83,375,446)
Distributions to shareholders:
Class A	(2,109,892)	(7,738,657)
Class T	(242)	(712)
Class C	(26,033)	(181,194)
Class R	(21,927)	(91,003)
Class R6	(3,390)	(9,295)
Class S	(13,329,219)	(41,300,034)
Institutional Class	(161,563)	(991,341)
Total distributions	(15,652,266)	(50,312,236)
Fund share transactions:
Proceeds from shares sold	23,794,341	48,915,957
Reinvestment of distributions	14,877,731	47,826,730
Payments for shares redeemed	(117,429,156)	(127,898,863)
Net increase (decrease) in net assets from Fund share transactions	(78,757,084)	(31,156,176)
Increase (decrease) in net assets	58,856,602	(164,843,858)
Net assets at beginning of period	639,928,895	804,772,753
Net assets at end of period	$ 698,785,497	$ 639,928,895

The accompanying notes are an integral part of the financial statements.
DWS CROCI® U.S. Fund	|	23

Financial Highlights
DWS CROCI® U.S. Fund — Class A
	Years Ended September 30,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.80	$11.70	$11.83	$11.21	$9.51
Income (loss) from investment operations:
Net investment income[a]	.18	.21	.21	.17	.16
Net realized and unrealized gain (loss)	2.26	(1.41)	.04	.69	1.55
Total from investment operations	2.44	(1.20)	.25	.86	1.71
Less distributions from:
Net investment income	(.22)	(.19)	(.25)	(.11)	(.01)
Net realized gains	—	(.51)	(.13)	(.13)	—
Total distributions	(.22)	(.70)	(.38)	(.24)	(.01)
Net asset value, end of period	$12.02	$9.80	$11.70	$11.83	$11.21
Total Return (%)[b]	25.24	(11.40)	2.61	7.87	17.94
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	103	101	132	147	154
Ratio of expenses (%)	.98	1.01	.99	1.01	.96
Ratio of net investment income (%)	1.59	1.94	1.88	1.48	1.50
Portfolio turnover rate (%)	108	138	95	98	100
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
The accompanying notes are an integral part of the financial statements.
24	|	DWS CROCI® U.S. Fund

DWS CROCI® U.S. Fund — Class T
	Years Ended September 30,				Period Ended
	2021	2020	2019	2018	9/30/17 [a]
Selected Per Share Data
Net asset value, beginning of period	$9.81	$11.71	$11.85	$11.21	$10.68
Income (loss) from investment operations:
Net investment income[b]	.19	.21	.22	.18	.05
Net realized and unrealized gain (loss)	2.25	(1.40)	.03	.69	.48
Total from investment operations	2.44	(1.19)	.25	.87	.53
Less distributions from:
Net investment income	(.23)	(.20)	(.26)	(.10)	—
Net realized gains	—	(.51)	(.13)	(.13)	—
Total distributions	(.23)	(.71)	(.39)	(.23)	—
Net asset value, end of period	$12.02	$9.81	$11.71	$11.85	$11.21
Total Return (%)[c]	25.23	(11.32)	2.70	7.87	4.96 d*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	13	10	12	11	10
Ratio of expenses before expense reductions (%)	.94	.92	.92	.93	1.05 **
Ratio of expenses after expense reductions (%)	.94	.92	.92	.93	1.04 **
Ratio of net investment income (%)	1.63	2.04	1.97	1.57	1.53 **
Portfolio turnover rate (%)	108	138	95	98	100 [e]
[a]	For the period from June 5, 2017 (commencement of operations) to September 30, 2017.
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
DWS CROCI® U.S. Fund	|	25

DWS CROCI® U.S. Fund — Class C
	Years Ended September 30,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.66	$11.55	$11.68	$11.06	$9.45
Income (loss) from investment operations:
Net investment income[a]	.09	.12	.12	.08	.08
Net realized and unrealized gain (loss)	2.23	(1.40)	.05	.69	1.53
Total from investment operations	2.32	(1.28)	.17	.77	1.61
Less distributions from:
Net investment income	(.14)	(.10)	(.17)	(.02)	—
Net realized gains	—	(.51)	(.13)	(.13)	—
Total distributions	(.14)	(.61)	(.30)	(.15)	—
Net asset value, end of period	$11.84	$9.66	$11.55	$11.68	$11.06
Total Return (%)[b]	24.18	(12.16) [c]	1.90	7.05	17.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	4	6	16
Ratio of expenses before expense reductions (%)	1.84	1.81	1.73	1.75	1.72
Ratio of expenses after expense reductions (%)	1.84	1.78	1.73	1.75	1.72
Ratio of net investment income (%)	.78	1.15	1.11	.70	.74
Portfolio turnover rate (%)	108	138	95	98	100
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
26	|	DWS CROCI® U.S. Fund

DWS CROCI® U.S. Fund — Class R
	Years Ended September 30,				Period Ended
	2021	2020	2019	2018	9/30/17 [a]
Selected Per Share Data
Net asset value, beginning of period	$9.78	$11.68	$11.82	$11.19	$9.67
Income (loss) from investment operations:
Net investment income[b]	.15	.18	.17	.14	.10
Net realized and unrealized gain (loss)	2.26	(1.41)	.04	.70	1.42
Total from investment operations	2.41	(1.23)	.21	.84	1.52
Less distributions from:
Net investment income	(.19)	(.16)	(.22)	(.08)	—
Net realized gains	—	(.51)	(.13)	(.13)	—
Total distributions	(.19)	(.67)	(.35)	(.21)	—
Net asset value, end of period	$12.00	$9.78	$11.68	$11.82	$11.19
Total Return (%)	24.92 [c]	(11.70) [c]	2.30 [c]	7.54 [c]	15.72 *
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	2	2	2
Ratio of expenses before expense reductions (%)	1.29	1.33	1.34	1.39	1.27 **
Ratio of expenses after expense reductions (%)	1.28	1.30	1.29	1.29	1.27 **
Ratio of net investment income (%)	1.28	1.66	1.57	1.20	1.19 **
Portfolio turnover rate (%)	108	138	95	98	100 [d]
[a]	For the period from December 9, 2016 (commencement of operations) to September 30, 2017.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
DWS CROCI® U.S. Fund	|	27

DWS CROCI® U.S. Fund — Class R6
	Years Ended September 30,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.82	$11.73	$11.87	$11.24	$9.53
Income (loss) from investment operations:
Net investment income[a]	.22	.25	.26	.22	.20
Net realized and unrealized gain (loss)	2.26	(1.40)	.02	.70	1.54
Total from investment operations	2.48	(1.15)	.28	.92	1.74
Less distributions from:
Net investment income	(.26)	(.25)	(.29)	(.16)	(.03)
Net realized gains	—	(.51)	(.13)	(.13)	—
Total distributions	(.26)	(.76)	(.42)	(.29)	(.03)
Net asset value, end of period	$12.04	$9.82	$11.73	$11.87	$11.24
Total Return (%)	25.68	(11.08) [b]	3.07 [b]	8.23 [b]	18.30 [b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	248	127	143	138	128
Ratio of expenses before expense reductions (%)	.63	.65	.64	.61	.62
Ratio of expenses after expense reductions (%)	.63	.63	.59	.59	.61
Ratio of net investment income (%)	1.92	2.33	2.30	1.91	1.96
Portfolio turnover rate (%)	108	138	95	98	100
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
28	|	DWS CROCI® U.S. Fund

DWS CROCI® U.S. Fund — Class S
	Years Ended September 30,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.82	$11.73	$11.86	$11.23	$9.51
Income (loss) from investment operations:
Net investment income[a]	.22	.24	.25	.21	.19
Net realized and unrealized gain (loss)	2.26	(1.40)	.03	.70	1.55
Total from investment operations	2.48	(1.16)	.28	.91	1.74
Less distributions from:
Net investment income	(.26)	(.24)	(.28)	(.15)	(.02)
Net realized gains	—	(.51)	(.13)	(.13)	—
Total distributions	(.26)	(.75)	(.41)	(.28)	(.02)
Net asset value, end of period	$12.04	$9.82	$11.73	$11.86	$11.23
Total Return (%)	25.63	(11.08)	2.98	8.17	18.33
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	586	530	660	706	718
Ratio of expenses (%)	.67	.67	.67	.67	.67
Ratio of net investment income (%)	1.90	2.28	2.21	1.83	1.79
Portfolio turnover rate (%)	108	138	95	98	100
[a]	Based on average shares outstanding during the period.
The accompanying notes are an integral part of the financial statements.
DWS CROCI® U.S. Fund	|	29

DWS CROCI® U.S. Fund — Institutional Class
	Years Ended September 30,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.81	$11.72	$11.86	$11.23	$9.53
Income (loss) from investment operations:
Net investment income[a]	.22	.25	.24	.21	.19
Net realized and unrealized gain (loss)	2.26	(1.42)	.03	.70	1.54
Total from investment operations	2.48	(1.17)	.27	.91	1.73
Less distributions from:
Net investment income	(.26)	(.23)	(.28)	(.15)	(.03)
Net realized gains	—	(.51)	(.13)	(.13)	—
Total distributions	(.26)	(.74)	(.41)	(.28)	(.03)
Net asset value, end of period	$12.03	$9.81	$11.72	$11.86	$11.23
Total Return (%)	25.65 [b]	(11.11) [b]	2.88 [b]	8.18	18.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	6	7	9	7
Ratio of expenses before expense reductions (%)	.67	.71	.71	.68	.66
Ratio of expenses after expense reductions (%)	.67	.67	.69	.68	.66
Ratio of net investment income (%)	1.91	2.32	2.14	1.84	1.87
Portfolio turnover rate (%)	108	138	95	98	100
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
30	|	DWS CROCI® U.S. Fund

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS CROCI® U.S. Fund (the “Fund” ) is a diversified series of Deutsche DWS Investment Trust (the “Trust”  ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”  ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R shares and Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards
DWS CROCI® U.S. Fund	|	31

Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
32	|	DWS CROCI® U.S. Fund

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended September 30, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.03% annualized effective rate as of September 30, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of September 30, 2021, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
DWS CROCI® U.S. Fund	|	33

At September 30, 2021, the Fund had net tax basis capital loss carryforwards of approximately $1,323,000 of long-term losses, which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of September 30, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At September 30, 2021, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 9,696,571
Capital loss carryforwards	$ (1,323,000)
Net unrealized appreciation (depreciation) on investments	$ 42,969,091
At September 30, 2021, the aggregate cost of investments for federal income tax purposes was $667,363,971. The net unrealized appreciation for all investments based on tax cost was $42,969,091. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $57,648,156 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $14,679,065.
34	|	DWS CROCI® U.S. Fund

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2021	2020
Distributions from ordinary income*	$ 15,652,266	$ 23,939,981
Distributions from long-term capital gains	$ —	$ 26,372,255
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.	Purchases and Sales of Securities
During the year ended September 30, 2021, purchases and sales of investment securities (excluding short-term investments) aggregated $734,184,815 and $807,670,858, respectively.
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
DWS CROCI® U.S. Fund	|	35

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund’s average daily net assets	.425%
Next $500 million of such net assets	.400%
Next $1.0 billion of such net assets	.375%
Next $1.0 billion of such net assets	.350%
Next $1.0 billion of such net assets	.325%
Over $5.0 billion of such net assets	.300%
Accordingly, for the year ended September 30, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.425% of the Fund’s average daily net assets.
For the period from October 1, 2020 through September 30, 2021 (through January 31, 2021 for Class R shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.09%
Class T	1.09%
Class C	1.84%
Class R	1.30%
Class R6	.84%
Class S	.84%
Institutional Class	.67%
For the period from February 1, 2021 through September 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class R shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 1.34%.
In addition, for the period from October 1, 2020 through January 31, 2021, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Class R6 shares to the extent necessary to
36	|	DWS CROCI® U.S. Fund

maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.67%.
Effective October 1, 2021 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.01%
Class T	1.01%
Class C	1.76%
Class R	1.26%
Class R6	.67%
Class S	.76%
Institutional Class	.67%
For the year ended September 30, 2021, fees waived and/or expenses reimbursed for certain classes are as follows:
Class R	$ 142
Institutional Class	203
$ 345
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2021, the Administration Fee was $672,487, of which $57,655 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing
DWS CROCI® U.S. Fund	|	37

fee it receives from the Fund. For the year ended September 30, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at September 30, 2021
Class A	$ 59,971	$ 9,556
Class T	26	4
Class C	1,884	279
Class R	58	13
Class R6	97	11
Class S	319,082	50,795
Institutional Class	475	89
	$ 381,593	$ 60,747
In addition, for the year ended September 30, 2021, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 114,426
Class C	2,981
Class R	2,741
Class S	207,034
Institutional Class	7,659
$ 334,841
Distribution and Service Fees. Under the Fund’s Class C and R 12b-1 Plans, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended September 30, 2021, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2021
Class C	$ 13,638	$ 967
Class R	3,255	289
	$ 16,893	$ 1,256
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, T, C and R shareholders at an annual rate of up
38	|	DWS CROCI® U.S. Fund

to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2021, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2021	Annual Rate
Class A	$ 255,673	$ 44,302.24%
Class T	18	9.15%
Class C	4,372	1,113.24%
Class R	3,255	661.25%
	$ 263,318	$ 46,085
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2021 aggregated $719.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2021, there was no CDSC for Class C Shares. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2021, DDI received $182 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended September 30, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,530, of which $829 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund
DWS CROCI® U.S. Fund	|	39

in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.	Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2021.
E.	Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	331,528	$ 3,733,903	590,567	$ 5,963,928
Class C	8,699	99,200	16,279	178,645
Class R	8,528	94,162	65,092	586,818
Class R6	7,347	88,040	36	378
Class S	521,630	5,932,626	1,826,059	18,153,421
Institutional Class	1,220,691	13,846,410	2,344,404	24,032,767
		$ 23,794,341		$ 48,915,957
40	|	DWS CROCI® U.S. Fund

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Dollars	Shares	Dollars
Shares issued to shareholders in reinvestment of distributions
Class A	193,559	$ 2,024,624	610,286	$ 7,475,998
Class T	23	242	58	712
Class C	2,498	25,926	13,396	162,897
Class R	2,094	21,927	7,423	91,003
Class R6	325	3,390	759	9,295
Class S	1,209,575	12,640,059	3,194,358	39,098,601
Institutional Class	15,475	161,563	80,737	988,224
		$ 14,877,731		$ 47,826,730
Shares redeemed
Class A	(2,230,100)	$ (24,501,470)	(2,176,583)	$ (23,003,614)
Class C	(87,699)	(999,067)	(144,131)	(1,512,100)
Class R	(13,532)	(145,166)	(98,433)	(901,645)
Class R6	(30)	(309)	(73)	(896)
Class S	(7,028,315)	(76,968,307)	(7,349,560)	(77,833,465)
Institutional Class	(1,314,377)	(14,814,837)	(2,427,602)	(24,647,143)
		$ (117,429,156)		$ (127,898,863)
Net increase (decrease)
Class A	(1,705,013)	$ (18,742,943)	(975,730)	$ (9,563,688)
Class T	23	242	58	712
Class C	(76,502)	(873,941)	(114,456)	(1,170,558)
Class R	(2,910)	(29,077)	(25,918)	(223,824)
Class R6	7,642	91,121	722	8,777
Class S	(5,297,110)	(58,395,622)	(2,329,143)	(20,581,443)
Institutional Class	(78,211)	(806,864)	(2,461)	373,848
		$ (78,757,084)		$ (31,156,176)
F.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of
DWS CROCI® U.S. Fund	|	41

future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.
42	|	DWS CROCI® U.S. Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Investment Trust and Shareholders of DWS CROCI U.S. Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS CROCI U.S. Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Investment Trust) (the “Trust” ), including the investment portfolio, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Investment Trust) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the years ended September 30, 2017 and September 30, 2018, were audited by another independent registered public accounting firm whose report, dated November 20, 2018, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are
DWS CROCI® U.S. Fund	|	43

required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
November 23, 2021
44	|	DWS CROCI® U.S. Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Institutional Class shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2021 to September 30, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
DWS CROCI® U.S. Fund	|	45

Expenses and Value of a $1,000 Investment
for the six months ended September 30, 2021 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/21	$1,035.30	$1,034.40	$1,029.60	$1,033.60	$1,036.10	$1,036.10	$1,036.20
Expenses Paid per $1,000*	$ 4.95	$ 4.69	$ 9.41	$ 6.53	$ 3.16	$ 3.37	$ 3.42
Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/21	$1,020.21	$1,020.46	$1,015.79	$1,018.65	$1,021.96	$1,021.76	$1,021.71
Expenses Paid per $1,000*	$ 4.91	$ 4.66	$ 9.35	$ 6.48	$ 3.14	$ 3.35	$ 3.40
*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
DWS CROCI® U.S. Fund	.97%	.92%	1.85%	1.28%	.62%	.66%	.67%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
46	|	DWS CROCI® U.S. Fund

Tax Information	(Unaudited)
For corporate shareholders, 100% of the income dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended September 30, 2021, qualified for the dividends received deduction.
For federal income tax purposes, the Fund designates approximately $19,590,000, or the maximum amount allowable under tax law, as qualified dividend income.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.
DWS CROCI® U.S. Fund	|	47

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS CROCI® U.S. Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018,
48	|	DWS CROCI® U.S. Fund

approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2020. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted changes in the Fund’s management process that were made effective May 25, 2021. The Board recognized the efforts by DIMA in
DWS CROCI® U.S. Fund	|	49

recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in
50	|	DWS CROCI® U.S. Fund

allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not
DWS CROCI® U.S. Fund	|	51

give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
52	|	DWS CROCI® U.S. Fund

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	72	—
DWS CROCI® U.S. Fund	|	53

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	72	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	72	—
54	|	DWS CROCI® U.S. Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	72	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	72	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	72	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	72	—
DWS CROCI® U.S. Fund	|	55

Officers3

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[4]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[5] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[6] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[7] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[6] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[6] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[6] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[6] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
56	|	DWS CROCI® U.S. Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[4]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[6] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[5] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021.); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[4]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[5]	Address: 875 Third Avenue, New York, NY 10022.
[6]	Address: 100 Summer Street, Boston, MA 02110.
[7]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
DWS CROCI® U.S. Fund	|	57

Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
58	|	DWS CROCI® U.S. Fund

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor” ), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	DCUAX	DCUUX	DCUCX	DCUSX	DCUIX
CUSIP Number	25157M 588	25157M 448	25157M 570	25157M 547	25157M 554
Fund Number	1020	1720	1320	2020	1420
For shareholders of Class R and Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
	Class R	Class R6
Nasdaq Symbol	DCUTX	DCURX
CUSIP Number	25157M 513	25157M 562
Fund Number	1520	1620
DWS CROCI® U.S. Fund	|	59

222 South Riverside Plaza Chicago, IL 60606-5808
DCUS-2
(R-039599-7 11/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CROCI US Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2021	$53,933	$0	$7,880	$0
2020	$53,933	$0	$8,565	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2021	$0	$487,049	$0
2020	$0	$625,431	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2021	$7,880	$487,049	$0	$494,929
2020	$8,565	$625,431	$0	$633,996

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2020 and 2021 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS CROCI® U.S. Fund, a series of Deutsche DWS Investment Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/29/2021